Exhibit 10.50

PERRIGO COMPANY

RESTRICTED STOCK UNIT AWARD AGREEMENT

(PERFORMANCE-BASED)

(Under the Perrigo Company 2008 Long-Term Incentive Plan)

TO:

RE:	Notice of Restricted Stock Unit Award (Performance-Based)

This is to notify you that Perrigo Company (the “Company”) has granted you an Award under the Perrigo Company 2008 Long-Term Incentive Plan (the “Plan”), effective as of                          (the “Grant Date”). This Award consists of performance-based restricted stock units. The terms and conditions of this incentive are set forth in the remainder of this agreement (the “Agreement”). The capitalized terms that are not otherwise defined in this Agreement shall have the meanings ascribed to such terms under the Plan.

SECTION 1

Restricted Stock Units – Performance-Based Vesting

1.1 Grant. As of the Grant Date, the Company grants to you «Target_Number_of_Performance_Based_Restr» restricted stock units (“Performance Restricted Stock Units” or “PRSUs”), subject to the terms and conditions set forth in this Agreement. The number of Performance Restricted Stock Units awarded in this Section 1.1 is referred to as the “Target Award.” The Target Award may be increased or decreased depending on the level of attainment of Performance Goals for designated Performance Measures as described in Section 1.2. Each Performance Restricted Stock Unit shall entitle you to one share of Common Stock on the PRSU Vesting Date set forth in Section 1.2, provided the applicable Performance Goals for each Performance Measure are satisfied.

1.2 Vesting. The number of Performance Restricted Stock Units awarded in Section 1.1 vesting, if any, shall be determined as of the PRSU Vesting Date. That number will be determined based on the average level of attainment of annual Performance Measure(s) for each fiscal year in the Performance Period, in accordance with the schedule determined by the Committee at the time the Performance Measures and applicable Performance Goals are established by the Committee.

The Committee shall establish annually one or more Performance Measures and the Performance Goals with respect to each Performance Measure that must be attained for Threshold, Target and Maximum performance for a fiscal year. The Performance Measure and Performance Goals for each fiscal year will be provided to you.

Following the end of each fiscal year in the Performance Period, the Committee will determine the percentage of Target Award PRSUs that would be payable for such fiscal year, based on the attainment of the Performance Goals for each Performance Measure(s) established by the Committee for that fiscal year. The percentage of the Target Award that would be payable under the schedule shall be adjusted, pro rata, to reflect attained performance between Threshold and Target, and Target and Maximum.

At the end of the Performance Period, the percentage payout for each fiscal year in the Performance Period will be averaged to determine the actual percentage of Target Award PRSUs that will vest and be payable on the PRSU Vesting Date. In no event will the calculation of a positive payout percentage for any fiscal year be construed to guarantee that any PRSUs will vest on the PRSU Vesting Date. Payout percentages for the individual fiscal years are determined solely for purposes of determining the average annual payout percentage for the three-year Performance Period.

Except as provided in Section 1.4, the PRSUs will be permanently forfeited if your Termination Date occurs prior to the PRSU Vesting Date. If the average annual performance payout for the Performance Period is less than the Threshold performance level established by the Committee, all PRSUs that have not previously been forfeited shall be forfeited as of the PRSU Vesting Date. If the average annual performance payout for the Performance Period exceeds the Maximum performance level established by the Committee, in no event will the number of PRSUs vesting exceed 200% of the Target Award.

1.3 Definitions. The following terms shall have the following meanings under this Section 1.

(a) “Performance Goal” means the level of performance that must be attained with respect to a Performance Measure for a fiscal year for Minimum, Target and Maximum payout.

(b) “Performance Measure” for any fiscal year means one or more financial measures, as determined by the Committee. The Committee shall provide how the Performance Measure will be adjusted, if at all, as a result of extraordinary events or circumstances, as determined by the Committee, or to exclude the effects of extraordinary, unusual, or non-recurring items; changes in applicable laws, regulations, or accounting principles; currency fluctuations; discontinued operations; non-cash items, such as amortization, depreciation, or reserves; asset impairment; or any recapitalization, restructuring, reorganization, merger, acquisition, divestiture, consolidation, spin-off, split-up, combination, liquidation, dissolution, sale of assets, or other similar corporation transaction.

(c) “Performance Period” means a period of three consecutive fiscal years of the Company, beginning with the first day of the fiscal year of the Company in which the Grant Date occurs and ending on the last day of the third fiscal year in the
3-year period.

(d) “PRSU Vesting Date” means the last day of the Performance Period.

1.4 Special Vesting Rules. Notwithstanding Section 1.2 above, in the event of a Change in Control of the Company while you are employed by or otherwise providing service to the Company, all of the Performance Restricted Stock Units awarded under Section 1.1 that have not previously been forfeited shall become fully vested as if Target performance had been obtained for the Performance Period effective as of the date of any such event. If your Termination Date occurs because of death, Disability, or Retirement, the Performance Restricted Stock Units shall vest or be forfeited as of the PRSU Vesting Date set forth in Section 1.2, based on the attainment of the performance goals. If your Termination Date occurs because of Involuntary Termination for Economic Reasons, the Company’s Chief Executive Officer (or the Committee, if you are subject to Section 16 of the Exchange Act), in his or her sole and absolute discretion, may permit all or part of the Performance Restricted Stock Units awarded hereunder to remain outstanding and vest or be forfeited as of the date set forth in Section 1.2, depending on the attainment of Performance Goals. To the extent that the Chief Executive Officer (or Committee, if applicable) does not exercise discretionary authority to allow Performance Restricted Stock Units to remain outstanding on the date of your Involuntary Termination for Economic Reasons, such Restricted Stock Units shall be permanently forfeited.

1.5 Settlement of Performance Restricted Stock Units. As soon as practicable following the date of the Committee’s first regularly scheduled meeting following the last day of the Performance Period at which the Committee certifies the average payout for each of the three years in the Performance Period, the Company shall transfer to you one share of Common Stock for each Performance Restricted Stock Unit, if any, that becomes vested pursuant to Section 1.2 or 1.4 of this Agreement (the date of any such transfer shall be the “settlement date” for purposes of this Agreement); provided, however, the Company may settle Restricted Stock Units in cash, based on the fair market value of the shares on the settlement date, to the extent necessary to satisfy tax withholding pursuant to Section 2.6. No fractional shares shall be transferred. Any fractional share shall be rounded to the nearest whole share. The income attributable to the vesting of PRSUs and the amount of any required tax withholding will be determined based on the value of the shares on the settlement date. Performance Restricted Stock Units are not eligible for dividend equivalents.

SECTION 2

General Terms and Conditions

2.1 Nontransferability. The Award under this Agreement shall not be transferable other than by will or by the laws of descent and distribution.

2.2 No Rights as a Stockholder. You shall not have any rights as a stockholder with respect to any shares of Common Stock subject to the PRSU awarded under this Agreement prior to the date of issuance to you of a certificate or certificates for such shares.

2.3 Cause Termination. If your Termination Date occurs for reasons of Cause, all of your rights under this Agreement, whether or not vested, shall terminate immediately.

2.4 Award Subject to Plan. The granting of the Award under this Agreement is being made pursuant to the Plan and the Award shall be payable only in accordance with the applicable terms of the Plan. The Plan contains certain definitions, restrictions, limitations and other terms and conditions all of which shall be applicable to this Agreement. ALL THE PROVISIONS OF THE PLAN ARE INCORPORATED HEREIN BY REFERENCE AND ARE MADE A PART OF THIS AGREEMENT IN THE SAME MANNER AS IF EACH AND EVERY

SUCH PROVISION WERE FULLY WRITTEN INTO THIS AGREEMENT. Should the Plan become void or unenforceable by operation of law or judicial decision, this Agreement shall have no force or effect. Nothing set forth in this Agreement is intended, nor shall any of its provisions be construed, to limit or exclude any definition, restriction, limitation or other term or condition of the Plan as is relevant to this Agreement and as may be specifically applied to it by the Committee. In the event of a conflict in the provisions of this Agreement and the Plan, as a rule of construction the terms of the Plan shall be deemed superior and apply.

2.5 Adjustments in Event of Change in Common Stock. In the event of a stock split, stock dividend, recapitalization, reclassification or combination of shares, merger, sale of assets or similar event, the number and kind of shares subject to Award under this Agreement will be appropriately adjusted in an equitable manner to prevent dilution or enlargement of the rights granted to or available for you.

2.6 Withholding. This Award is subject to the withholding of all applicable taxes. The Company may withhold, or permit you to remit to the Company, any Federal, state or local taxes applicable to the grant, vesting or other event giving rise to tax liability with respect to this Award. If you have not remitted the full amount of applicable withholding taxes to the Company by the date the Company is required to pay such withholding to the appropriate taxing authority (or such earlier date that the Company may specify to assist it in timely meeting its withholding obligations), the Company shall have the unilateral right to withhold Common Stock relating to this Award in the amount it determines is sufficient to satisfy the minimum tax withholding required by law. State taxes will be withheld at the appropriate rate set by the state in which you are employed or were last employed by the Company. You may elect to surrender previously acquired Common Stock or to have the Company withhold Common Stock relating to this Award in an amount sufficient to satisfy all or a portion of the minimum tax withholding required by law.

2.7 Compliance with Applicable Law. Notwithstanding any other provision of this Agreement, the Company shall have no obligation to issue any shares of Common Stock under this Agreement if such issuance would violate any applicable law or any applicable regulation or requirement of any securities exchange or similar entity.

2.8 Short Term Deferral. Performance Restricted Stock Units payable under this Agreement are intended to be exempt from Code Section 409A under the exemption for short-term deferrals. Accordingly, Performance Restricted Stock Units will be settled no later than the 15th day of the third month following the later of (i) the end of the Employee’s taxable year in which the PRSU Vesting Date occurs, or (ii) the end of the fiscal year of the Company in which the PRSU Vesting Date occurs.

2.9 Data Privacy. By entering into this Agreement and accepting this Award, you (a) explicitly and unambiguously consent to the collection, use and transfer, in electronic or other form, of any of your personal data that is necessary to facilitate the implementation, administration and management of the Award and the Plan, (b) understand that the Company may, for the purpose of implementing, administering and managing the Plan, hold certain personal information about you, including, but not limited to, your name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, and details of all awards or entitlements to Shares granted to you under the Plan or otherwise (“Data”), (c) understand that Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, including any broker with whom the Shares issued upon vesting of the Award may be deposited, and that these recipients may be located in your country or elsewhere, and that the recipient’s country may have different data privacy laws and protections than your country; (d) waive any data privacy rights you may have with respect to the data; and (e) authorize the Company, its subsidiaries and its agents, to store and transmit such information in electronic form.

2.10 Successors and Assigns. This Agreement shall be binding upon any or all successors and assigns of the Company.

2.11 Applicable Law. This Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Michigan without regard to principals of conflict of laws. Any proceeding related to or arising out of this Agreement shall be commenced, prosecuted or continued in the Circuit Court in Kent County, Michigan located in Grand Rapids, Michigan or in the United Stated District Court for the Western District of Michigan, and in any appellate court thereof.

2.12 Forfeiture of RSUs. If the Company, as a result of misconduct, is required to prepare an accounting restatement due to material noncompliance with any financial reporting requirement under the securities laws, then (a) if your incentive or equity-based compensation is subject to automatic forfeiture due to such misconduct and restatement under Section 304 of the Sarbanes-Oxley Act of 2002, or (b) the Committee determines you either knowingly engaged in or failed to prevent the misconduct, or your actions or inactions with respect to the misconduct and restatement constituted gross negligence, you shall (i) be required to reimburse the Company the amount of any payment relating to any RSUs earned or accrued during the twelve month period following the first public issuance or filing with the SEC (whichever first occurred) of the financial document embodying such financial reporting requirement, and (ii) all outstanding RSUs (including related dividend equivalents) that have not yet been settled shall be immediately forfeited.

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We look forward to your continuing contribution to the growth of the Company. Please acknowledge your receipt of the Plan and this Award.

Very truly yours,

Judy L. Brown Executive Vice President & Chief Financial Officer

ACKNOWLEDGMENT OF RECEIPT

I acknowledge receipt of the Perrigo Company 2008 Long-Term Incentive Plan (the “Plan”). I further acknowledge receipt of this Agreement and agree to the terms and conditions expressed herein and in the Plan. I further agree that all decisions and determinations of the Committee (or Chief Executive Officer, if applicable) shall be final and binding.

Date:

PERRIGO COMPANY

RESTRICTED STOCK UNIT AWARD AGREEMENT

(PERFORMANCE BASED)

FOR APPROVED SECTION 102 AWARDS

(Under the Perrigo Company 2008 Long-Term Incentive Plan)

TO:

RE:	Notice of Restricted Stock Unit Award (Performance-Based)

This is to notify you that Perrigo Company (the “Company”) has granted you an Award under the Perrigo Company 2008 Long-Term Incentive Plan (the “Plan”) and the Section 102 Program established under Section 15(n) of the Plan, effective as of                          (the “Grant Date”). This Award consists of performance-based restricted stock units. The terms and conditions of this incentive are set forth in the remainder of this agreement (the “Agreement”). The capitalized terms that are not otherwise defined in this Agreement shall have the meanings ascribed to such terms under the Plan and/or Section 102 Program.

SECTION 1

Restricted Stock Units – Performance-Based Vesting

1.1 Grant. As of the Grant Date, the Company grants to the Employee «Performance_Based_Restricted_Stock» restricted stock units (“Performance Restricted Stock Units” or “PRSUs”), subject to the terms and conditions set forth in this Agreement. The number of Performance Restricted Stock Units awarded in this Section 1.1 is referred to as the “Target Award.” The Target Award may be increased or decreased depending on the level of attainment of Performance Goals for designated Performance Measures as described in Section 1.2. Each Performance Restricted Stock Unit shall entitle you to one share of Common Stock on the PRSU Vesting Date set forth in Section 1.2, provided the applicable Performance Goals for each Performance Measure are satisfied.

1.2 Vesting. The number of Performance Restricted Stock Units awarded in Section 1.1 vesting, if any, shall be determined as of the PRSU Vesting Date. That number will be determined based on the average level of attainment of annual Performance Measure(s) for each fiscal year in the Performance Period, in accordance with the schedule determined by the Committee at the time the Performance Measures and applicable Performance Goals are established by the Committee.

The Committee shall establish annually one or more Performance Measures and the Performance Goals with respect to each Performance Measure that must be attained for Threshold, Target and Maximum performance for a fiscal year. The Performance Measure and Performance Goals will be for each fiscal year will be provided to you.

Following the end of each fiscal year in the Performance Period, the Committee will determine the percentage of Target Award PRSUs that would be payable for such fiscal year, based on the attainment of the Performance Goals for each Performance Measure(s) established by the Committee for that fiscal year. The percentage of the Target Award that would be payable under the schedule shall be adjusted, pro rata, to reflect attained performance between Threshold and Target, and Target and Maximum.

At the end of the Performance Period, the percentage payout for each fiscal year in the Performance Period will be averaged to determine the actual percentage of Target Award PRSUs that will vest and be payable on the PRSU Vesting Date. In no event will the calculation of a positive payout percentage for any fiscal year be construed to guarantee that any PRSUs will vest on the PRSU Vesting Date. Payout percentages for the individual fiscal years are determined solely for purposes of determining the average annual payout percentage for the three-year Performance Period.

Except as provided in Section 1.4, the PRSUs will be permanently forfeited if your Termination Date occurs prior to the PRSU Vesting Date. If the average annual performance payout for the Performance Period is less than the Threshold performance level established by the Committee, all PRSUs that have not previously been forfeited shall be forfeited as of the PRSU Vesting Date. If the average annual performance payout for the Performance Period exceeds the Maximum performance level established by the Committee, in no event will the number of PRSUs vesting exceed 200% of the Target Award.

1.3 Definitions. The following terms shall have the following meanings under this Section 1.

(a) “Performance Goal” means the level of performance that must be attained with respect to a Performance Measure for a fiscal year for Minimum, Target and Maximum payout.

(b) “Performance Measure” for any fiscal year means one or more financial measures as determined by the Committee. The Committee shall provide how the Performance Measure will be adjusted, if at all, as a result of extraordinary events or circumstances, as determined by the Committee, or to exclude the effects of extraordinary, unusual, or non-recurring items; changes in applicable laws, regulations, or accounting principles; currency fluctuations; discontinued operations; non-cash items, such as amortization, depreciation, or reserves; asset impairment; or any recapitalization, restructuring, reorganization, merger, acquisition, divestiture, consolidation, spin-off, split-up, combination, liquidation, dissolution, sale of assets, or other similar corporation transaction.

(c) “Performance Period” means a period of three consecutive fiscal years of the Company, beginning with the first day of the fiscal year of the Company in which the Grant Date occurs and ending on the last day of the third fiscal year in the 3-year period.

(d) “PRSU Vesting Date” means the last day of the Performance Period.

1.4 Special Vesting Rules. Notwithstanding Section 1.2 above, in the event of a Change in Control of the Company while you are employed by or otherwise providing service to the Company, all of the Performance Restricted Stock Units awarded under Section 1.1 that have not previously been forfeited shall become fully vested as if Target performance had been obtained for the Performance Period effective as of the date of any such event. If the Employee’s Termination Date occurs because of death, Disability, or Retirement, the Performance Restricted Stock Units shall vest or be forfeited as of the PRSU Vesting Date set forth in Section 3.2, based on the attainment of the Performance Goals. If the Employee’s Termination Date occurs because of Involuntary Termination for Economic Reasons, the Company’s Chief Executive Officer (or the Committee, if the Employee is subject to Section 16 of the Exchange Act), in his or her sole and absolute discretion, may permit all or part of the Performance Restricted Stock Units awarded hereunder to remain outstanding and vest or be forfeited as of the date set forth in Section 1.2, depending on the attainment of Performance Goals. To the extent that the Chief Executive Office (or Committee, if applicable) does not exercise discretionary authority to allow Performance Restricted Stock Units to remain outstanding on the date of the Employee’s Involuntary Termination for Economic Reasons, such Restricted Stock Units shall be permanently forfeited.

1.5 Settlement of Performance Restricted Stock Units. As soon as practicable following the date of the Committee’s first regularly scheduled meeting following the last day of the Performance Period at which the Committee certifies the average payout for each of the three years in the Performance Period, the Company shall transfer to the Employee one share of Common Stock for each Performance Restricted Stock Unit, if any, that becomes vested pursuant to Section 1.2 or 1.4 of this Agreement (the date of any such transfer shall be the “settlement date” for purposes of this Agreement); provided, however, the Company may settle Restricted Stock Units in cash, based on the fair market value of the shares on the settlement date, to the extent necessary to satisfy any tax withholding pursuant to Section 3.6. No fractional shares shall be transferred. Any fractional share shall be rounded to the nearest whole share. The income attributable to the vesting of PRSUs and the amount of any required tax withholding will be determined based on the value of the shares on the settlement date. Performance Restricted Stock Units awarded under Section 1 are not eligible for dividend equivalents.

1.6 Application of Section 102 Program. The Company, in its discretion and after consultation with its tax advisors, may provide that the Performance Restricted Stock Units awarded under this Agreement shall be subject to the provisions of the Section 102 Program, in which case the provisions of Section 2 of this Agreement shall also apply to the Performance Restricted Stock Units awarded under Section 1.1.

SECTION 2

Section 102 Plan and Trust

The Company has established a Plan and Trust (the “Section 102 Program”) that is intended to provide the Employee with the ability to obtain certain tax treatment under Section 102 of the Israeli Tax Ordinance (New Version), 1961 as amended from time to time and the rules and regulation promulgated thereunder (“Section 102”) with respect to the Performance Restricted Stock Units awarded under this Agreement. If the Company determines that this Award may qualify as an Approved 102 Award, it shall be designated as a Capital Gain Award within the meaning of the Section 102 Program. The following additional rules shall apply to the Award:

(a) The shares underlying the Award will be deposited in a Trust. Tamir Fishman 2004 Ltd., or its duly appointed successor, shall be the Trustee of the Trust. All fees and commissions relating to the sale, transfer or release of shares from the Trust shall be paid by the Employee.

(b) To obtain Section 102 tax treatment, the Employee shall not sell or release from the Trust any shares subject to the Award until the lapse of the minimum required holding period under Section 102 (“Holding Period”). If any such sale or release occurs during the Holding Period, the sanctions under Section 102 and under any rules or regulation or orders or procedures promulgated thereunder shall apply to and shall be borne by such Employee.

(c) Prior to any distribution or release of shares from the Trust, the Employee shall be required to remit to the Trustee funds sufficient to cover applicable withholding taxes, plus any commissions and fees relating to the sale or release of shares. Alternatively, the Employee may request that the Trustee sell sufficient shares to cover applicable withholding taxes, plus any commissions and fees relating to the sale or release. The Employee may request that shares in excess of any shares sold to cover withholding taxes, fees and commissions be transferred to the Employee, or the Employee may advise the Trustee to sell such shares and transfer the net proceeds to the Employee.

(d) By execution of this Agreement, the Employee hereby acknowledges that the Employee is familiar with the provisions of Section 102 and the regulations and rules promulgated thereunder, including without limitation the type of Approved 102 Awards granted to the Employee and the tax implications applicable to such awards. The Employee accepts the provisions of the Trust agreement signed between the Company and Trustee, and agrees to be bound by its terms.

SECTION 3

General Terms and Conditions

3.1 Nontransferability. Awards under this Agreement shall not be transferable other than by will or by the laws of descent and distribution. As long as the Award and/or shares issued upon settlement of the Award are held by the Trustee, all of your rights over the Award and/or shares are personal, can not be transferred, assigned, pledged, mortgaged, or given as collateral and no right with respect to them maybe given to any third party whatsoever, other than by will or laws of descent and distribution.

3.2 No Rights as a Stockholder. You shall not have any rights as a stockholder with respect to any shares of Common Stock subject to the PRSU prior to the date of issuance to you of a certificate or certificates for such shares, subject to the provisions of Section 102 and the rules and regulations promulgated thereunder.

3.3 Cause Termination. If your Termination Date occurs for reasons of Cause, all of your rights under this Agreement, whether or not vested, shall terminate immediately.

3.4 Awards Subject to Plan. The granting of the Award under this Agreement is being made pursuant to the Plan including the Section 102 Program and the Award shall be payable only in accordance with the applicable terms of the Plan. The Plan contains certain definitions, restrictions, limitations and other terms and conditions all of which shall be applicable to this Agreement. ALL THE PROVISIONS OF THE PLAN ARE INCORPORATED HEREIN BY REFERENCE AND ARE MADE A PART OF THIS AGREEMENT IN THE SAME MANNER AS IF EACH AND EVERY SUCH PROVISION WERE FULLY WRITTEN INTO THIS AGREEMENT. Should the Plan become void or unenforceable by operation of law or judicial decision, this Agreement shall have no force or effect. Nothing set forth in this Agreement is intended, nor shall any of its provisions be construed, to limit or exclude any definition, restriction, limitation or other term or condition of the Plan as is relevant to this Agreement and as may be specifically applied to it by the Committee. In the event of a conflict in the provisions of this Agreement and the Plan, as a rule of construction the terms of the Plan shall be deemed superior and apply.

3.5 Adjustments in Event of Change in Common Stock. In the event of a stock split, stock dividend, recapitalization, reclassification or combination of shares, merger, sale of assets or similar event, the number and kind of shares subject to Award under this Agreement will be appropriately adjusted in an equitable manner to prevent dilution or enlargement of the rights granted to or available for you.

3.6 Withholding. Any tax consequences arising from the grant of this Award or from any other event or act of the Company, and/or its Affiliates (as defined under the Section 102 Program), and/or the Trustee or the Employee hereunder shall be borne solely by the Employee. The Company and/or its Affiliates, and/or the Trustee shall withhold taxes according to the requirements under the applicable laws, rules and regulations including withholding taxes at source. If the employee has not remitted the full amount of applicable withholding taxes to the Company by the date the Company is required to pay such withholding to the appropriate taxing authority (or such earlier date that the Company may specify to assist it in timely meeting its withholding obligations), the Company shall have the unilateral right to withhold Common Stock relating to this Award in the amount it determines is sufficient to satisfy the minimum tax withholding required by law. Furthermore, the Employee hereby agrees to indemnify the Company and/or its Affiliates and/or the Trustee and hold them harmless against and from any and all liability for any such tax or interest or penalty thereon, including without limitation, liabilities relating to the necessity to withhold, or to have withheld, any such tax from any payment made to the Employee. The Employee will not be entitled to receive from the Company and/or the Trustee any shares of Common Stock hereunder prior to the full payment of the Employee’s tax liabilities relating to this Award. For the avoidance of doubt, neither the Company nor the Trustee will be required to release any share certificate to the Employee until all payments required to be made by the Employee have been fully satisfied.

3.7 Compliance with Applicable Law. Notwithstanding any other provision of this Agreement, the Company shall have no obligation to issue any shares of Common Stock under this Agreement if such issuance would violate any applicable law or any applicable regulation or requirement of any securities exchange or similar entity.

3.8 Data Privacy. By entering into this Agreement and accepting this Award, you (a) explicitly and unambiguously consent to the collection, use and transfer, in electronic or other form, of any of your personal data that is necessary to facilitate the implementation, administration and management of the Award and the Plan, (b) understand that the Company may, for the purpose of implementing, administering and managing the Plan, hold certain personal information about you, including, but not limited to, your name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, and details of all awards or entitlements to shares granted to you under the Plan or otherwise (“Data”), (c) understand that Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, including any broker with whom the Shares issued upon vesting or exercise of the Award may be deposited, and that these recipients may be located in your country or elsewhere, and that the recipient’s country may have different data privacy laws and protections than your country; (d) waive any data privacy rights you may have with respect to the data; and (e) authorize the Company, its subsidiaries and its agents, to store and transmit such information in electronic form.

3.9 Successors and Assigns. This Agreement shall be binding upon any or all successors and assigns of the Company.

3.10 Applicable Law. This Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Michigan without regard to principals of conflict of laws. Any proceeding related to or arising out of this Agreement shall be commenced, prosecuted or continued in the Circuit Court in Kent County, Michigan located in Grand Rapids, Michigan or in the United Stated District Court for the Western District of Michigan, and in any appellate court thereof.

3.11 Forfeiture of RSUs. If the Company, as a result of misconduct, is required to prepare an accounting restatement due to material noncompliance with any financial reporting requirement under the securities laws, then (a) if your incentive or equity-based compensation is subject to automatic forfeiture due to such misconduct and restatement under Section 304 of the Sarbanes-Oxley Act of 2002, or (b) the Committee determines you either knowingly engaged in or failed to prevent the misconduct, or your actions or inactions with respect to the misconduct and restatement constituted gross negligence, you shall (i) be required to reimburse the Company the amount of any payment relating to any RSUs earned or accrued during the twelve month period following the first public issuance or filing with the SEC (whichever first occurred) of the financial document embodying such financial reporting requirement, and (ii) all outstanding RSUs (including related dividend equivalents) that have not yet been settled shall be immediately forfeited.

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We look forward to your continuing contribution to the growth of the Company. Please acknowledge your receipt of the Plan and this Award.

Very truly yours,

Judy L. Brown Executive Vice President & Chief Financial Officer

ACKNOWLEDGMENT OF RECEIPT

I acknowledge receipt of the Perrigo Company 2008 Long-Term Incentive Plan (the “Plan”). I further acknowledge receipt of this Agreement and agree to the terms and conditions expressed herein and in the Plan.

Date:

PERRIGO COMPANY

RESTRICTED STOCK UNIT AWARD AGREEMENT

SERVICE-BASED VESTING

FOR APPROVED SECTION 102 AWARDS

(Under the Perrigo Company 2008 Long-Term Incentive Plan)

TO:

RE:	Notice of Restricted Stock Unit Award (Service-Based)

This is to notify you that Perrigo Company (the “Company”) has granted you an Award under the Perrigo Company 2008 Long-Term Incentive Plan (the “Plan”) and the Section 102 Program established under Section 15(n) of the Plan, effective as of                          (the “Grant Date”). This Award consists of restricted stock units with service-based vesting. The terms and conditions of this incentive are set forth in the remainder of this agreement (the “Agreement”). The capitalized terms that are not otherwise defined in this Agreement shall have the meanings ascribed to such terms under the Plan and/or Section 102 Program.

SECTION 1

Restricted Stock Units – Service-Based Vesting

1.1 Grant. As of the Grant Date, and subject to the terms and conditions of this Agreement and the Plan, the Company grants you «Number of » restricted stock units (“Restricted Stock Units”). Each Restricted Stock Unit shall entitle you to one share of Common Stock on the RSU Vesting Date, provided the vesting conditions described in Section 1.2 are satisfied.

1.2 Vesting. Except as provided in Section 1.3, the Restricted Stock Units awarded in Section 1.1 shall vest if the Employee continues in the service of the Company from the Grant Date through the third anniversary of the Grant Date (the “RSU Vesting Date”). Except as provided in Section 1.3, if the Employee’s Termination Date occurs prior to the RSU Vesting Date, the Restricted Stock Units awarded under Section 1.1 shall be permanently forfeited on the Employee’s Termination Date.

1.3 Special Vesting Rules. Notwithstanding Section 1.2 above:

(a) If the Employee’s Termination Date occurs by reason of death, Disability or Retirement with the Company’s consent, any Restricted Stock Units awarded under Section 1.1 that have not vested prior to such Termination Date shall become fully vested.

(b) If the Employee’s Termination Date occurs by reason of Involuntary Termination for Economic Reasons, any Restricted Stock Units awarded under Section 2.1 that would otherwise be scheduled to vest under Section 1.2 in the 24 month period following such Termination Date shall vest on the Termination Date. Any Restricted Stock Units that are not scheduled to vest during such 24 month period will be permanently forfeited on the Termination Date.

(c) In the event of a Change in Control of the Company while you are employed by or otherwise providing service to the Company, all Restricted Stock Units awarded under Section 1.1 that have not vested or been forfeited prior to the date of such Change in Control shall become fully vested on such date.

1.4 Settlement of Restricted Stock Units. As soon as practicable after the RSU Vesting Date with respect to Restricted Stock Units awarded in Section 1.1, the Company shall transfer to Employee one share of Common Stock for each Restricted Stock Unit becoming vested on such date (the date of any such transfer shall be the “settlement date” for purposes of this Agreement); provided, however, the Company may withhold shares otherwise transferable to the Employee to the extent necessary to satisfy withholding taxes due by reason of the vesting of the Restricted Stock Units, in accordance with Section 3.6. The Employee shall have no rights as a stockholder with respect to the Restricted Stock Units awarded hereunder prior to the date of issuance to Employee of a certificate or certificates for such shares. Notwithstanding the foregoing, the Committee, in its sole discretion, may elect to settle Restricted Stock Units in cash based on the fair market value of the Common Stock on the RSU Vesting Date.

1.5 Dividend Equivalents. The Restricted Stock Units awarded under Section 1.1 shall be eligible to receive dividend equivalents in accordance with the following:

(a) An “Account” will be established in the Employee’s name. Such Account shall be for recordkeeping purposes only, and no assets or other amounts shall be set aside from the Company’s general assets with respect to such Account.

(b) On each date that a cash dividend is paid with respect to shares of Common Stock, the Company shall credit the Employee’s Account with the dollar amount of dividends the Employee would have received if each Restricted Stock Unit held by the Employee on the record date for such dividend payment had been a share of Common Stock. No interest or other earnings shall accrue on such Account.

(c) As of each RSU Vesting Date, the Employee shall receive a payment equal to the amount of dividends that would have been paid on the Restricted Stock Units vesting on such date had they been shares of Common Stock during the period beginning on the Grant Date and ending on the RSU Vesting Date, and the Account shall be debited appropriately. If the Employee forfeits Restricted Stock Units, any amounts in the Account attributable to such Restricted Stock Units shall also be forfeited.

(d) If dividends are paid in the form of shares of Common Stock rather than cash, then the Employee will be credited with one additional Restricted Stock Unit for each share of Common Stock that would have been received as a dividend had the Employee’s outstanding Restricted Stock Units been shares of Common Stock. Such additional Restricted Stock Units shall vest or be forfeited at the same time as the Restricted Stock Unit to which they relate.

1.5 Application of Section 102 Program. The Company, in its discretion and after consultation with its tax advisors, may provide that the Restricted Stock Units awarded under this Agreement shall be subject to the provisions of the Section 102 Program, in which case the provisions of Section 2 of this Agreement shall also apply to the Restricted Stock Units awarded under Section 1.1.

SECTION 2

Section 102 Plan and Trust

The Company has established a Plan and Trust (the “Section 102 Program”) that is intended to provide the Employee with the ability to obtain certain tax treatment under Section 102 of the Israeli Tax Ordinance (New Version), 1961 as amended from time to time and the rules and regulation promulgated thereunder (“Section 102”) with respect to the Restricted Stock Units awarded under this Agreement. If the Company determines that this Award may qualify as an Approved 102 Award under Section 1.5, then it shall be designated as a Capital Gain Award within the meaning of the Section 102 Program. The following additional rules shall apply to the Award:

(a) The shares underlying the Award will be deposited in a Trust. Tamir Fishman 2004 Ltd., or its duly appointed successor, shall be the Trustee of the Trust. All fees and commissions relating to the sale, transfer or release of shares from the Trust shall be paid by the Employee.

(b) To obtain Section 102 tax treatment, the Employee shall not sell or release from the Trust any shares subject to this Award until the lapse of the minimum required holding period under Section 102 (“Holding Period”). If any such sale or release occurs during the Holding Period, the sanctions under Section 102 and under any rules or regulation or orders or procedures promulgated thereunder shall apply to and shall be borne by such Employee.

(c) Prior to any distribution or release of shares from the Trust, the Employee shall be required to remit to the Trustee funds sufficient to cover applicable withholding taxes, plus any commissions and fees relating to the sale or release of shares. Alternatively, the Employee may request that the Trustee sell sufficient shares to cover applicable withholding taxes, plus any commissions and fees relating to the sale or release. The Employee may request that shares in excess of any shares sold to cover withholding taxes, fees and commissions be transferred to the Employee, or the Employee may advise the Trustee to sell such shares and transfer the net proceeds to the Employee.

(d) By execution of this Agreement, the Employee hereby acknowledges that the Employee is familiar with the provisions of Section 102 and the regulations and rules promulgated thereunder, including without limitation the type of Approved 102 Awards granted to the Employee and the tax implications applicable to such awards. The Employee accepts the provisions of the Trust agreement signed between the Company and Trustee, and agrees to be bound by its terms.

SECTION 3

General Terms and Conditions

3.1 Nontransferability. Awards under this Agreement shall not be transferable other than by will or by the laws of descent and distribution. As long as the Award and/or shares issued on settlement of this Award are held by the Trustee, all of your rights over the shares are personal, can not be transferred, assigned, pledged, mortgaged, or given as collateral and no right with respect to them maybe given to any third party whatsoever, other than by will or laws of descent and distribution.

3.2 No Rights as a Stockholder. You shall not have any rights as a stockholder with respect to any shares of Common Stock subject to the RSU prior to the date of issuance to you of a certificate or certificates for such shares, subject to the provisions of Section 102 and the rules and regulations promulgated thereunder.

3.3 Cause Termination. If your Termination Date occurs for reasons of Cause, all of your rights under this Agreement, whether or not vested, shall terminate immediately.

3.4 Awards Subject to Plan. The granting of the Award under this Agreement is being made pursuant to the Plan including the Section 102 Program and the Award shall be payable only in accordance with the applicable terms of the Plan. The Plan contains certain definitions, restrictions, limitations and other terms and conditions all of which shall be applicable to this Agreement. ALL THE PROVISIONS OF THE PLAN ARE INCORPORATED HEREIN BY REFERENCE AND ARE MADE A PART OF THIS AGREEMENT IN THE SAME MANNER AS IF EACH AND EVERY SUCH PROVISION WERE FULLY WRITTEN INTO THIS AGREEMENT. Should the Plan become void or unenforceable by operation of law or judicial decision, this Agreement shall have no force or effect. Nothing set forth in this Agreement is intended, nor shall any of its provisions be construed, to limit or exclude any definition, restriction, limitation or other term or condition of the Plan as is relevant to this Agreement and as may be specifically applied to it by the Committee. In the event of a conflict in the provisions of this Agreement and the Plan, as a rule of construction the terms of the Plan shall be deemed superior and apply.

3.5 Adjustments in Event of Change in Common Stock. In the event of a stock split, stock dividend, recapitalization, reclassification or combination of shares, merger, sale of assets or similar event, the number and kind of shares subject to Award under this Agreement will be appropriately adjusted in an equitable manner to prevent dilution or enlargement of the rights granted to or available for you.

3.6 Withholding. Any tax consequences arising from the grant of this Award or from any other event or act of the Company, and/or its Affiliates (as defined under the Section 102 Program), and/or the Trustee or the Employee hereunder shall be borne solely by the Employee. The Company and/or its Affiliates, and/or the Trustee shall withhold taxes according to the requirements under the applicable laws, rules and regulations including withholding taxes at source. If the employee has not remitted the full amount of applicable withholding taxes to the Company by the date the Company is required to pay such withholding to the appropriate taxing authority (or such earlier date that the Company may specify to assist it in timely meeting its withholding obligations), the Company shall have the unilateral right to withhold Common Stock relating to this Award in the amount it determines is sufficient to satisfy the minimum tax withholding required by law. Furthermore, the Employee hereby agrees to indemnify the Company and/or its Affiliates and/or the Trustee and hold them harmless against and from any and all liability for any such tax or interest or penalty thereon, including without limitation, liabilities relating to the necessity to withhold, or to have withheld, any such tax from any payment made to the Employee. The Employee will not be entitled to receive from the Company and/or the Trustee any shares of Common Stock hereunder prior to the full payment of the Employee’s tax liabilities relating to this Award. For the avoidance of doubt, neither the Company nor the Trustee will be required to release any share certificate to the Employee until all payments required to be made by the Employee have been fully satisfied.

3.7 Compliance with Applicable Law. Notwithstanding any other provision of this Agreement, the Company shall have no obligation to issue any shares of Common Stock under this Agreement if such issuance would violate any applicable law or any applicable regulation or requirement of any securities exchange or similar entity.

3.8 Data Privacy. By entering into this Agreement and accepting this Award, you (a) explicitly and unambiguously consent to the collection, use and transfer, in electronic or other form, of any of your personal data that is necessary to facilitate the implementation, administration and management of the Award and the Plan, (b) understand that the Company may, for the purpose of implementing, administering and managing the Plan, hold certain personal information about you, including, but not limited to, your name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, and details of all awards or entitlements to shares granted to you under the Plan or otherwise (“Data”), (c) understand that Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, including any broker with whom the Shares issued upon vesting or exercise of the Award may be deposited, and that these recipients may be located in your country or elsewhere, and that the recipient’s country may have different data privacy laws and protections than your country; (d) waive any data privacy rights you may have with respect to the data; and (e) authorize the Company, its subsidiaries and its agents, to store and transmit such information in electronic form.

3.9 Successors and Assigns. This Agreement shall be binding upon any or all successors and assigns of the Company.

3.10 Applicable Law. This Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Michigan without regard to principals of conflict of laws. Any proceeding related to or arising out of this Agreement shall be commenced, prosecuted or continued in the Circuit Court in Kent County, Michigan located in Grand Rapids, Michigan or in the United Stated District Court for the Western District of Michigan, and in any appellate court thereof.

3.11 Forfeiture of RSUs. If the Company, as a result of misconduct, is required to prepare an accounting restatement due to material noncompliance with any financial reporting requirement under the securities laws, then (a) if your incentive or equity-based compensation is subject to automatic forfeiture due to such misconduct and restatement under Section 304 of the Sarbanes-Oxley Act of 2002, or (b) the Committee determines you either knowingly engaged in or failed to prevent the misconduct, or your actions or inactions with respect to the misconduct and restatement constituted gross negligence, you shall (i) be required to reimburse the Company the amount of any payment (including dividend equivalents) relating to any RSUs earned or accrued during the twelve month period following the first public issuance or filing with the SEC (whichever first occurred) of the financial document embodying such financial reporting requirement, and (ii) all outstanding RSUs (including related dividend equivalents) that have not yet been settled shall be immediately forfeited.

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We look forward to your continuing contribution to the growth of the Company. Please acknowledge your receipt of the Plan and this Award.

Very truly yours,

Judy L. Brown Executive Vice President & Chief Financial Officer

ACKNOWLEDGMENT OF RECEIPT

I acknowledge receipt of the Perrigo Company 2008 Long-Term Incentive Plan (the “Plan”). I further acknowledge receipt of this Agreement and agree to the terms and conditions expressed herein and in the Plan.

Date:

PERRIGO COMPANY

RESTRICTED STOCK UNIT AWARD AGREEMENT

(SERVICE-BASED)

(Under the Perrigo Company 2008 Long-Term Incentive Plan)

TO:

RE:	Notice of Restricted Stock Unit Award (Service-Based)

This is to notify you that Perrigo Company (the “Company”) has granted you an Award under the Perrigo Company 2008 Long-Term Incentive Plan (the “Plan”), effective as of                          (the “Grant Date”). This Award consists of service-based restricted stock units. The terms and conditions of this incentive are set forth in the remainder of this agreement (the “Agreement”). The capitalized terms that are not otherwise defined in this Agreement shall have the meanings ascribed to such terms under the Plan.

SECTION 1

Restricted Stock Units – Service-Based Vesting

1.1 Grant. As of the Grant Date, and subject to the terms and conditions of this Agreement and the Plan, the Company grants you «Number_of_restricted_stock units» (“Restricted Stock Units”). Each Restricted Stock Unit shall entitle you to one share of Common Stock on the applicable RSU Vesting Date, provided the vesting conditions described in Section 1.2 are satisfied.

1.2 Vesting. Except as provided in Section 1.3, the Restricted Stock Units awarded in Section 1.1 shall vest on the third anniversary of the Grant Date (“RSU Vesting Date”) provided that you continue in the service of the Company from the Grant Date through the applicable RSU Vesting Date.

Except as provided in Section 1.3, if your Termination Date occurs prior to the RSU Vesting Date, any Restricted Stock Units awarded under Section 1.1 that have not previously vested as of such Termination Date shall be permanently forfeited on your Termination Date.

1.3 Special Vesting Rules. Notwithstanding Section 1.2 above:

(a) If your Termination Date occurs by reason of death, Disability or Retirement with the Company’s consent, any Restricted Stock Units awarded under Section 1.1 that have not vested prior to such Termination Date shall become fully vested.

(b) If your Termination Date occurs by reason of Involuntary Termination for Economic Reasons, any Restricted Stock Units awarded under Section 1.1 that would otherwise be scheduled to vest under Section 1.2 in the 24 month period following such Termination Date shall vest on the Termination Date. Any Restricted Stock Units that are not scheduled to vest during such 24 month period will be permanently forfeited on the Termination Date.

(c) In the event of a Change in Control of the Company while you are employed by or otherwise providing service to the Company, all Restricted Stock Units awarded under Section 1.1 that have not vested or been forfeited prior to the date of such Change in Control shall become fully vested on such date.

1.4 Settlement of Restricted Stock Units. As soon as practicable after the RSU Vesting Date, the Company shall transfer to Employee one share of Common Stock for each Restricted Stock Unit becoming vested on such date (the date of any such transfer shall be the “settlement date” for purposes of this Agreement); provided, however, the Company may withhold shares otherwise transferable to the Employee to the extent necessary to satisfy withholding taxes due by reason of the vesting of the Restricted Stock Units, in accordance with Section 2.6. The Employee shall have no rights as a stockholder with respect to the Restricted Stock Units awarded hereunder prior to the date of issuance to Employee of a certificate or certificates for such shares. Notwithstanding the foregoing, the Committee, in its sole discretion, may elect to settle Restricted Stock Units in cash based on the fair market value of the Common Stock on the RSU Vesting Date.

1.5 Dividend Equivalents. The Restricted Stock Units awarded under Section 1.1 shall be eligible to receive dividend equivalents in accordance with the following:

(a) An “Account” will be established in the Employee’s name. Such Account shall be for recordkeeping purposes only, and no assets or other amounts shall be set aside from the Company’s general assets with respect to such Account.

(b) On each date that a cash dividend is paid with respect to shares of Common Stock, the Company shall credit the Employee’s Account with the dollar amount of dividends the Employee would have received if each Restricted Stock Unit held by the Employee on the record date for such dividend payment had been a share of Common Stock. No interest or other earnings shall accrue on such Account.

(c) As of each RSU Vesting Date, the Employee shall receive a payment equal to the amount of dividends that would have been paid on the Restricted Stock Units vesting on such date had they been shares of Common Stock during the period beginning on the Grant Date and ending on the RSU Vesting Date, and the Account shall be debited appropriately. If the Employee forfeits Restricted Stock Units, any amounts in the Account attributable to such Restricted Stock Units shall also be forfeited.

(d) If dividends are paid in the form of shares of Common Stock rather than cash, then the Employee will be credited with one additional Restricted Stock Unit for each share of Common Stock that would have been received as a dividend had the Employee’s outstanding Restricted Stock Units been shares of Common Stock. Such additional Restricted Stock Units shall vest or be forfeited at the same time as the Restricted Stock Unit to which they relate.

SECTION 2

General Terms and Conditions

2.1 Nontransferability. The Award under this Agreement shall not be transferable other than by will or by the laws of descent and distribution.

2.2 No Rights as a Stockholder. You shall not have any rights as a stockholder with respect to any shares of Common Stock subject to the RSU awarded under this Agreement prior to the date of issuance to you of a certificate or certificates for such shares.

2.3 Cause Termination. If your Termination Date occurs for reasons of Cause, all of your rights under this Agreement, whether or not vested, shall terminate immediately.

2.4 Award Subject to Plan. The granting of the Award under this Agreement is being made pursuant to the Plan and the Award shall be payable only in accordance with the applicable terms of the Plan. The Plan contains certain definitions, restrictions, limitations and other terms and conditions all of which shall be applicable to this Agreement. ALL THE PROVISIONS OF THE PLAN ARE INCORPORATED HEREIN BY REFERENCE AND ARE MADE A PART OF THIS AGREEMENT IN THE SAME MANNER AS IF EACH AND EVERY SUCH PROVISION WERE FULLY WRITTEN INTO THIS AGREEMENT. Should the Plan become void or unenforceable by operation of law or judicial decision, this Agreement shall have no force or effect. Nothing set forth in this Agreement is intended, nor shall any of its provisions be construed, to limit or exclude any definition, restriction, limitation or other term or condition of the Plan as is relevant to this Agreement and as may be specifically applied to it by the Committee. In the event of a conflict in the provisions of this Agreement and the Plan, as a rule of construction the terms of the Plan shall be deemed superior and apply.

2.5 Adjustments in Event of Change in Common Stock. In the event of a stock split, stock dividend, recapitalization, reclassification or combination of shares, merger, sale of assets or similar event, the number and kind of shares subject to Award under this Agreement will be appropriately adjusted in an equitable manner to prevent dilution or enlargement of the rights granted to or available for you.

2.6 Withholding. This Award is subject to the withholding of all applicable taxes. The Company may withhold, or permit you to remit to the Company, any Federal, state or local taxes applicable to the grant, vesting or other event giving rise to tax liability with respect to this Award. If you have not remitted the full amount of applicable withholding taxes to the Company by the date the Company is required to pay such withholding to the appropriate taxing authority (or such earlier date that the Company may specify to assist it in timely meeting its withholding obligations), the Company shall have the unilateral right to withhold Common Stock relating to this Award in the amount it determines is sufficient to satisfy the minimum tax withholding required by law. State taxes will be withheld at the appropriate rate set by the state in which you are employed or were last employed by the Company. You may elect to surrender previously acquired Common Stock or to have the Company withhold Common Stock relating to this Award in an amount sufficient to satisfy all or a portion of the minimum tax withholding required by law.

2.7 Compliance with Applicable Law. Notwithstanding any other provision of this Agreement, the Company shall have no obligation to issue any shares of Common Stock under this Agreement if such issuance would violate any applicable law or any applicable regulation or requirement of any securities exchange or similar entity.

2.8 Short Term Deferral. Restricted Stock Units and dividend equivalents payable under this Agreement are intended to be exempt from Code Section 409A under the exemption for short-term deferrals. Accordingly, Restricted Stock Units will be settled and dividend equivalents will be paid no later than the 15th day of the third month following the later of (i) the end of the Employee’s taxable year in which the RSU Vesting Date occurs, or (ii) the end of the fiscal year of the Company in which the RSU Vesting Date occurs.

2.9 Data Privacy. By entering into this Agreement and accepting this Award, you (a) explicitly and unambiguously consent to the collection, use and transfer, in electronic or other form, of any of your personal data that is necessary to facilitate the implementation, administration and management of the Award and the Plan, (b) understand that the Company may, for the purpose of implementing, administering and managing the Plan, hold certain personal information about you, including, but not limited to, your name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, and details of all awards or entitlements to Shares granted to you under the Plan or otherwise (“Data”), (c) understand that Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, including any broker with whom the Shares issued upon vesting of the Award may be deposited, and that these recipients may be located in your country or elsewhere, and that the recipient’s country may have different data privacy laws and protections than your country; (d) waive any data privacy rights you may have with respect to the data; and (e) authorize the Company, its subsidiaries and its agents, to store and transmit such information in electronic form.

2.10 Successors and Assigns. This Agreement shall be binding upon any or all successors and assigns of the Company.

2.11 Applicable Law. This Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Michigan without regard to principals of conflict of laws. Any proceeding related to or arising out of this Agreement shall be commenced, prosecuted or continued in the Circuit Court in Kent County, Michigan located in Grand Rapids, Michigan or in the United Stated District Court for the Western District of Michigan, and in any appellate court thereof.

2.12 Forfeiture of RSUs. If the Company, as a result of misconduct, is required to prepare an accounting restatement due to material noncompliance with any financial reporting requirement under the securities laws, then (a) if your incentive or equity-based compensation is subject to automatic forfeiture due to such misconduct and restatement under Section 304 of the Sarbanes-Oxley Act of 2002, or (b) the Committee determines you either knowingly engaged in or failed to prevent the misconduct, or your actions or inactions with respect to the misconduct and restatement constituted gross negligence, you shall (i) be required to reimburse the Company the amount of any payment (including dividend equivalents) relating to any RSUs earned or accrued during the twelve month period following the first public issuance or filing with the SEC (whichever first occurred) of the financial document embodying such financial reporting requirement, and (ii) all outstanding RSUs (including related dividend equivalents) that have not yet been settled shall be immediately forfeited.

****

We look forward to your continuing contribution to the growth of the Company. Please acknowledge your receipt of the Plan and this Award.

Very truly yours,

Judy L. Brown Executive Vice President & Chief Financial Officer

ACKNOWLEDGMENT OF RECEIPT

I acknowledge receipt of the Perrigo Company 2008 Long-Term Incentive Plan (the “Plan”). I further acknowledge receipt of this Agreement and agree to the terms and conditions expressed herein and in the Plan. I further agree that all decisions and determinations of the Committee (or Chief Executive Officer, if applicable) shall be final and binding.

Date: